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                          DIRECTORS' POWER OF ATTORNEY                EXHIBIT 24

    KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Corporation, a Delaware corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1994 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 6th day of March, 1995.

WITNESS TO ALL SIGNATURES:        /s/ William J. Rushton III
                                  ---------------------------------------------
                                  William J. Rushton III

/s/ John K. Wright                /s/ John W. Woods
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John K. Wright                    John W. Woods

                                  /s/ Crawford T. Johnson III
                                  ---------------------------------------------
                                  Crawford T. Johnson III

                                  /s/ William J. Cabaniss, Jr.
                                  ---------------------------------------------
                                  William J. Cabaniss, Jr.

                                  /s/ H. G. Pattillo
                                  ---------------------------------------------
                                  H. G. Pattillo

                                  /s/ Drayton Nabers, Jr.
                                  ---------------------------------------------
                                  Drayton Nabers, Jr.

                                  /s/ Edward L. Addison
                                  ---------------------------------------------
                                  Edward L. Addison

                                  /s/ John J. McMahon, Jr.
                                  ---------------------------------------------
                                  John J. McMahon, Jr.

                                  /s/ A. W. Dahlberg
                                  ---------------------------------------------
                                  A. W. Dahlberg

                                  /s/ John W. Rouse, Jr.
                                  ---------------------------------------------
                                  John W. Rouse, Jr.

                                  /s/ Robert T. David
                                  ---------------------------------------------
                                  Robert T. David

                                  /s/ Ronald L. Kuehn, Jr.
                                  ---------------------------------------------
                                  Ronald L. Kuehn, Jr.

                                  /s/ Herbert A. Sklenar
                                  ---------------------------------------------
                                  Herbert A. Sklenar